UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)  January 6,2004


       AEI REAL ESTATE FUND XVIII LIMITED PARTNERSHIP
   (Exact Name of Registrant as Specified in its Charter)

                     State of Minnesota
      (State or other Jurisdiction of Incorporation or
                        Organization)




           0-18289                      41-1622463
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


  30 East 7th Street, Suite 1300, St. Paul, Minnesota 55101
          (Address of Principal Executive Offices)


                       (651) 227-7333
    (Registrant's telephone number, including area code)


    (Former name or former address, if changed since last
                           report)

Item 2.   Acquisition or Disposition of Assets.

       On January 6, 2004, the Partnership sold a Cheddar's restaurant in Clive, Iowa to an unrelated third party. The Partnership received net proceeds of approximately $2,100,000 for the property, which resulted in a net gain of approximately $1,194,000.

Item 7. Financial Statements and Exhibits.

        (a) A limited number of proforma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

             Assuming the Partnership had sold the property on January 1, 2002, the Partnership's Investments in Real Estate would have been reduced by $969,518 and its Current Assets
             (cash) would have increased by approximately $2,100,000 and Partner's Capital would have increased by $1,130,482.

             The Rental Income for the Partnership would have decreased from $1,929,826 to $1,685,963 for the year ended December 31, 2002 and from $1,023,451 to $853,962 for the nine months ended September 30, 2003 if the Partnership had not owned the property during the periods.

             Depreciation  Expense would have  decreased  by
             $30,931   and  $23,198  for  the   year   ended
             December  31,  2002 and the nine  months  ended
             September 30, 2003, respectively.

             Partnership    Administration   and    Property
             Management Expense would have decreased by $7,426 for the year ended December 31, 2002.

             The net effect of these pro forma adjustments would have caused Net Income to decrease from $1,893,642 to $1,688,136 and to decrease from
             $3,703,080  to  $3,556,789,  which  would  have
             resulted in Net Income of $84.38 and $179.52 per Limited Partnership Unit outstanding for the year ended December 31, 2002 and the nine months ended September 30, 2003, respectively.

        (c)  Exhibits

              Exhibit 10.1 - Purchase Agreement dated October
                             15, 2003 between the Partnership
                             and    Steward    Real    Estate
                             Services,  LLC relating  to  the
                             Property  at  1301  N.W.   114th
                             Street,       Clive,        Iowa
                             (incorporated  by  reference  to
                             Exhibit  10.4  of  Form   10-QSB
                             filed on November 11, 2003).


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AEI REAL ESTATE FUND XVIII
                              LIMITED PARTNERSHIP

                              By: AEI Fund Management XVIII, Inc.
                              Its: Managing General Partner


Date:  January 8, 2004        /s/ Patrick W Keene
                              By: Patrick W. Keene
                              Its: Chief Financial Officer